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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:                                 Commission File Number:
NOVEMBER 4, 1996                                        0-11672
                                                        -------


                             HORIZON BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        WEST VIRGINIA                                   55-0631939
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


     ONE PARK AVENUE, BECKLEY, WV                                25801
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(Address of principal executive offices)                       (Zip Code)


                                 (304) 255-7000
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              (Registrant's telephone number, including area code)


                        (This report contains (1) page)
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ITEM 5. OTHER EVENTS

Attached to this report on Form 8-K as Exhibit 20, and incorporated herein by reference, is a press release of Horizon Bancorp, Inc. issued on October 25, 1996, announcing a two-for-one stock split effected in the form of a 100% stock dividend and fourth quarter cash dividend payable on December 15, 1996. This release also presented earnings for the three and nine month periods ended September 30, 1996 and 1995, adjusted for the effect of the split.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a). Financial statements of businesses acquired.

Audited financial statements of Twentieth as of December 31, 1995 and 1994 and for the three years in the period ended December 31, 1995, have been previously filed with the Commission with Twentieth's Form 10-K for the year ended December 31, 1995, which was incorporated by reference into Horizon's Form S-4, Registration No. 333-02365.

(b). Pro forma financial information.

Pro forma condensed consolidated financial statements at March 31, 1996 and 1995 and for the three month periods then ended and at December 31, 1995 and 1994 and for the three years in the period ended December 31, 1995 are included in Horizon's Form S-4, Registration No. 333-02365.

Pro forma financial information and financial statements at June 30, 1996 and for the six month periods ended June 30, 1996 and 1995 are attached to this filing as Exhibit 99.

(c). Exhibits.

      20. Press release dated October 25, 1996

      99. Pro forma financial statements at June 30, 1996 and for the six month periods ended June 30, 1996 and 1995

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HORIZON BANCORP, INC.


                                        By: /s/ FRANK S. HARKINS, JR.
                                            -------------------------
                                        Frank S. Harkins, Jr.
                                        Chairman of the Board and CEO


Date:  November 4, 1996